Exhibit (j)(2)

Impact Shares Trust I

POWER OF ATTORNEY

Impact Shares Trust I (the “Trust”) and the undersigned Trustee constitutes and appoints each of Ethan Powell, Eric Kleinschmidt, and Donald J. Guiney (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her place and stead in any and all the capacities to make, execute and sign on behalf of the Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trust, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, the Trust has caused this Power of Attorney to be executed in its name by its President and Principal Executive Officer, and its Assistant Treasurer and attested by its Secretary, and the undersigned Trustee has hereunto set her hand this 11th day of April 2018.

/s/ Ethan Powell	/s/ Eric Kleinschmidt
Ethan Powell	Eric Kleinschmidt
President and Principal Executive Officer	Assistant Treasurer

ATTEST

/s/ Donald J. Guiney
Donald J. Guiney
Secretary

TRUSTEE:

/s/ Alyssa Greenspan
Alyssa Greenspan

Impact Shares Trust I

POWER OF ATTORNEY

Impact Shares Trust I (the “Trust”) and the undersigned Trustee constitutes and appoints each of Ethan Powell, Eric Kleinschmidt, and Donald J. Guiney (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her place and stead in any and all the capacities to make, execute and sign on behalf of the Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trust, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, the Trust has caused this Power of Attorney to be executed in its name by its President and Principal Executive Officer, and its Assistant Treasurer and attested by its Secretary, and the undersigned Trustee has hereunto set her hand this 11th day of April 2018.

/s/ Ethan Powell	/s/ Eric Kleinschmidt
Ethan Powell	Eric Kleinschmidt
President and Principal Executive Officer	Assistant Treasurer

ATTEST

/s/ Donald J. Guiney
Donald J. Guiney
Secretary

TRUSTEE:

/s/ Kathleen M. Legg
Kathleen M. Legg

Impact Shares Trust I

POWER OF ATTORNEY

Impact Shares Trust I (the “Trust”) and the undersigned Trustee constitutes and appoints each of Ethan Powell, Eric Kleinschmidt, and Donald J. Guiney (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of the Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trust, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, the Trust has caused this Power of Attorney to be executed in its name by its President and Principal Executive Officer, and its Assistant Treasurer and attested by its Secretary, and the undersigned Trustee has hereunto set his hand this 11th day of April 2018.

/s/ Ethan Powell	/s/ Eric Kleinschmidt
Ethan Powell	Eric Kleinschmidt
President and Principal Executive Officer	Assistant Treasurer

ATTEST

/s/ Donald J. Guiney
Donald J. Guiney
Secretary

TRUSTEE:

/s/ Winston Lowe
Winston Lowe

Impact Shares Trust I

POWER OF ATTORNEY

Impact Shares Trust I (the “Trust”) and the undersigned Trustee constitutes and appoints each of Eric Kleinschmidt and Donald J. Guiney (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of the Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trust, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, the Trust has caused this Power of Attorney to be executed in its name by its Assistant Treasurer and attested by its Secretary, and the undersigned Trustee has hereunto set his hand this 11th day of April 2018.

/s/ Eric Kleinschmidt
Eric Kleinschmidt
Assistant Treasurer

ATTEST

/s/ Donald J. Guiney
Donald J. Guiney
Secretary

TRUSTEE:

/s/ Ethan Powell
Ethan Powell